                                                                EXHIBIT 10.9


                             THE MACERICH COMPANY

                 1999 CASH BONUS/RESTRICTED STOCK PROGRAM

            UNDER THE AMENDED AND RESTATED 1994 INCENTIVE PLAN

                             THE MACERICH COMPANY
                             --------------------

                  1999 CASH BONUS/RESTRICTED STOCK PROGRAM
             UNDER THE AMENDED AND RESTATED 1994 INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------
                                                                          Page

ARTICLE I      TITLE, PURPOSE AND AUTHORIZED SHARES......................   1
ARTICLE II     DEFINITIONS...............................................   1
ARTICLE III    PARTICIPATION.............................................   2
ARTICLE IV     RESTRICTED STOCK OR CASH ELECTIONS........................   2
ARTICLE V      RESTRICTED STOCK AWARDS...................................   3
ARTICLE VI     ADMINISTRATION............................................   4
ARTICLE VII    MISCELLANEOUS.............................................   4
EXHIBIT A      ELECTION AGREEMENT
EXHIBIT B      RESTRICTED STOCK AWARD AGREEMENT

                              THE MACERICH COMPANY
                   1999 CASH BONUS/RESTRICTED STOCK PROGRAM
              UNDER THE AMENDED AND RESTATED 1994 INCENTIVE PLAN


                                   ARTICLE I
                    TITLE, PURPOSE AND AUTHORIZED SHARES
     1.1  TITLE

     This Program shall be known as The Macerich Company 1999 Cash Bonus/Restricted Stock Program under the Amended and Restated 1994 Incentive Plan.

     1.2  PURPOSE

     The purpose of this Program is to promote the success of the Company and the interest of its stockholders by providing an additional means to attract, motivate, retain and reward key employees, including officers, by providing an opportunity to convert cash bonuses to Restricted Stock Awards, enhancing compensation deferral opportunities and offering additional incentives to increase stock ownership in the Company.

     1.3  SHARES

     The aggregate number of shares subject to Restricted Stock Awards granted pursuant to this Program shall be charged against and subject to the limits on the available shares under the Plan.

                                   ARTICLE II
                                   DEFINITIONS

     Whenever the following terms are used in this Program they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined shall have the meaning assigned to such terms in the Plan.

     2.1. BONUS PAYMENT DATE means the date designated by the Committee (upon or after its decisions as to awards) on which the Cash Bonus is or would otherwise be received by the Participant.

     2.2 CASH BONUS means an incentive award granted by the Committee, whether or not under the terms of the Plan, that but for elections under this Program would be paid solely in cash.

     2.3 CONVERSION AMOUNT means the dollar amount of the Cash Bonus elected by the Participant to be converted to a Restricted Stock Award under this Program.

     2.4   EFFECTIVE DATE means November 30, 1998.

     2.5. PARTICIPANT means any Eligible Person who has been designated as potentially eligible to receive a Restricted Stock Award under this Program and who has delivered to the Company an election agreement electing to participate in the Program.

     2.6. PLAN means The Macerich Company Amended and Restated 1994 Incentive Plan.

     2.7. PROGRAM means this The Macerich Company 1999 Cash Bonus/Restricted Stock Program under the Amended and Restated 1994 Incentive Plan.

     2.8. RESTRICTED STOCK means shares of Common Stock awarded to a Participant pursuant to Article IV of the Plan.

     2.9. RESTRICTED STOCK AWARD means an award of Restricted Stock granted by the Committee under the Plan based on the Conversion Amount elected under and in accordance with this Program.

     2.10. RESTRICTED STOCK AWARD AGREEMENT means an agreement substantially in the form of Exhibit B (as from time to time revised by the Committee).

     2.11  YEAR means the applicable calendar year.


                                 ARTICLE III
                                PARTICIPATION

     Each Eligible Person designated by the Committee for any Year may elect in advance to receive all or part (in increments and on forms authorized by the Committee) of any Cash Bonus that may be granted in the future in the form of Restricted Stock to the extent provided in Article IV.

                                  ARTICLE IV
                      RESTRICTED STOCK OR CASH ELECTIONS

     4.1.  TIME AND TYPES OF ELECTIONS

     On or before December 31, 1998 and September 30 of each subsequent Year, each Eligible Person may make an irrevocable election to receive a percentage of Cash Bonus that may be granted to the Participant during the following Year in shares of Restricted Stock. This election shall become effective only if the Committee, in authorizing the Cash Bonus, expressly recognizes such alternative payment opportunity in Restricted Stock and grants the Restricted Stock at that time. A person who first becomes an Eligible Person after the applicable deadline may, within 30 days of becoming and being designated as an Eligible Person, make an irrevocable election to receive any Cash Bonuses granted during the applicable Year (or remaining portion thereof, as the case may be) in Restricted Stock.

     4.2.  ELECTION PROCEDURES

     The elections shall be made in writing on forms provided by the Company and authorized by the Committee. These forms initially shall take the form of the Election Agreement attached hereto as Exhibit A. Neither the distribution nor completion of election agreements shall convey any right to receive a bonus, in cash or in Restricted Stock. Failure to timely elect Restricted Stock, however, will result in the payment in cash if any cash bonus is awarded.

     4.3   NUMBER OF SHARES

     The number of shares of Restricted Stock to be granted under this Program shall equal a multiple of the Conversion Amount divided by the Fair Market Value of a share of Common Stock (without regard to any restriction) on the applicable Bonus Payment Date. The multiple shall not be changed as to any election after it is duly made under the terms of this Program without the consent of the Participant.

     The multiple for bonuses paid in 1999 and until changed by the Committee shall be 1.5. For example, assume that prior to December 31, 1998 a Participant elects to receive 40% of any cash bonus in Restricted Stock and, on March 1, 1999, the Company grants him a $40,000 cash bonus. The market value of a share of Common Stock on the Bonus Payment Date is $20. The Participant will receive $24,000 in cash and 1,200 shares of Restricted Stock.

     4.4.  NO FRACTIONAL SHARE INTERESTS

     If an election would result in the issuance of a fractional share, the amount of Restricted Stock granted shall be rounded down to the next whole share and the cash alternative amount in lieu of the fractional interest shall be paid in cash.

                                   ARTICLE V
                            RESTRICTED STOCK AWARDS

     The grant of Restricted Stock Awards, including, but not limited to, the terms of grant, conditions and restrictions, the consideration to be paid, dividend rights, vesting, redelivery to the Company, and adjustments in case of changes in the Common Stock, shall be governed by the terms of the Plan, the Program and of the Restricted Stock Award Agreement, substantially in the form of Exhibit B (as from time to time revised by the Committee), to be executed and delivered by the Company and the Participant. After an election is made, the form of the Restricted Stock Award Agreement may not be changed in any manner materially adverse to the Participant without his or her consent. All Restricted Stock Awards are subject to express prior authorization by the Committee of the terms of the Restricted Stock Award and the specific number of shares of Restricted Stock thereunder.

                                   ARTICLE VI
                                 ADMINISTRATION

     This Program shall be administered by and all Restricted Stock Awards to Eligible Persons shall be authorized by the Committee. The Committee shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

     (a) to determine the particular Eligible Persons who will receive Cash Bonuses, the extent to which and price at which a Cash Bonus may be settled in shares of Common Stock or Restricted Stock, and the other specific terms and conditions of Restricted Stock Awards consistent with the express limits of this Program and the Plan;

     (b) to approve from time to time the election agreement and other forms of Restricted Stock Award Agreements (which need not be identical either as to type of award or among Participants or from year to year); and

     (c) to resolve any questions concerning benefits payable to a Participant and make all other determinations and take such other action as contemplated by this Program or the Plan or as may be necessary or advisable for the administration or interpretation of this Program.

                                 ARTICLE VII
                                MISCELLANEOUS

     7.1.  INCORPORATION BY REFERENCE

     Except where in conflict with the express terms of this Program, the terms of the Plan govern the Program and are incorporated by reference, including, without limitation, the following: the administrative powers and authority of the Committee and the effect of its decisions; the unfunded status of benefits; provisions for non-transferability of rights; rights (or absence of rights) of eligible persons, participants, and beneficiaries; compliance with laws; tax withholding obligation of Participants; privileges of stock ownership; and governing law/construction/severability.

     7.2.  AMENDMENT, TERMINATION AND SUSPENSION

     The Committee or the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Program, in whole or in part. No Restricted Stock Awards may be granted under this Program during any suspension of this Program or after termination of this Program. Termination or amendment of this Program shall have no effect on any then outstanding Restricted Stock Awards.

     7.3.  TERM OF THIS PROGRAM

     The term of this Program is indefinite, subject to the term of the Plan and Section 7.2. All authority of the Committee with respect to Restricted Stock Awards hereunder, including its authority to amend a Restricted Stock Award, shall continue during any suspension of this Program or the Plan, in respect of outstanding Restricted Stock Awards on such Termination Date.

     7.4.  NON-EXCLUSIVITY OF PROGRAM

     Nothing in this Program shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under the Plan or any other plan or authority.

     7.5   RELATIONSHIP TO EMPLOYMENT AGREEMENTS

     In the case of any Participant who has an employment agreement with the Company, the Conversion Amount reflected by a Restricted Stock Award shall not be, but any remaining cash amount paid as a Cash Bonus shall be, considered a bonus paid in the applicable Year in which it is paid. The consequences of a termination of service, whether before or after a Change in Control, in respect of any benefits related to the Conversion Amount shall be governed solely by the terms of the Restricted Stock Award.

                                                                 EXHIBIT A


                              THE MACERICH COMPANY
                        IRREVOCABLE ELECTION AGREEMENT
                                   UNDER THE
                   1999 CASH BONUS/RESTRICTED STOCK PROGRAM

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

IF DURING 1999, THE COMPENSATION COMMITTEE GRANTS A CASH BONUS TO ME AND IF THE COMPENSATION COMMITTEE THEN EXPRESSLY AUTHORIZES ME TO RECEIVE ALL OR PART OF THE CASH BONUS IN THE FORM OF A RESTRICTED STOCK AWARD:

    I IRREVOCABLY ELECT TO RECEIVE ____% OF MY CASH BONUS IN THE FORM OF A RESTRICTED STOCK AWARD UNDER THE MACERICH COMPANY AMENDED AND RESTATED 1994 INCENTIVE PLAN FOR THE NUMBER OF SHARES CALCULATED ACCORDING TO SECTION 4.3 OF THE PROGRAM.

THIS ELECTION MUST BE FILED WITH THE COMMITTEE, C/O RICHARD A. BAYER, GENERAL COUNSEL, 401 WILSHIRE BOULEVARD, SUITE 700, SANTA MONICA, CALIFORNIA 90401, BY DECEMBER 31, 1998. IF IT IS NOT TIMELY FILED, YOU WILL HAVE NO OPPORTUNITY TO RECEIVE RESTRICTED STOCK IN LIEU OF ANY CASH BONUS AWARDS IN 1999.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


ACKNOWLEDGMENT AND AGREEMENT

I ACKNOWLEDGE AND AGREE TO THE TERMS OF THIS ELECTION AGREEMENT, THE PROGRAM AND THE PLAN.

I UNDERSTAND THAT THIS ELECTION IS IRREVOCABLE ON MY PART AND IS SUBJECT TO THE TERMS OF THE PROGRAM, THE PLAN (INCLUDING THE INDIVIDUAL SHARE AWARD LIMITS UNDER THE PLAN), ANY LIMITS IMPOSED BY THE COMMITTEE ON THE CONVERSION AMOUNT AND THE RESTRICTED STOCK AWARD AGREEMENT.



--------------------------------------------------
(Participant's Signature)             (Date)


--------------------------------------------------
(Print Name)

                               THE MACERICH COMPANY

                        RESTRICTED STOCK AWARD AGREEMENT
                     AMENDED AND RESTATED 1994 INCENTIVE PLAN


Employee Name:
              ------------------------
Soc. Sec. No.:
              ------------------------
No. of Shares:
              ------------------------

Vesting Schedule:  [20%/33-1/3%*] on each anniversary of the Award Date, beginning __________ __, _____ and ending _________ __, 200_

Award Date:        ____________ __, _____


     THIS AGREEMENT is among THE MACERICH COMPANY, a Maryland corporation (the "Corporation"), THE MACERICH PARTNERSHIP L.P., a Delaware limited partnership (the "Operating Partnership"), and the employee named above, an employee of [the Operating Partnership](the "Employee") and is delivered under The Macerich Company Amended and Restated 1994 Incentive Plan (the "Plan").

                                  WITNESSETH

     WHEREAS, pursuant to Article IV of the Plan, the Corporation has granted to the Employee with reference to services rendered and to be rendered to the Company, effective as of the Award Date, a restricted stock award (the "Restricted Stock Award" or "Award"), upon the terms and conditions set forth herein and in the Plan.

     NOW THEREFORE, in consideration of services rendered by the Employee and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

     2. GRANT. Subject to the terms of this Agreement, the Corporation grants to the Employee a Restricted Stock Award with respect to an aggregate number of shares of Common Stock, par value $.01 per share (the "Restricted Stock") set forth above. The Corporation acknowledges, pursuant to Section
4.1 of the Plan, receipt of consideration for the shares in the form of services rendered to the Company by the Employee prior to the Award Date with a value (1) in the case of an award pursuant to the terms of the Corporation's 1999 Cash Bonus/Restricted Stock Program (the "Program") equal to the amount of bonus compensation in

-------------------------------------
* Awards to the President and Executive Vice President-Acquisitions (except under the Cash Bonus/Restricted Stock Program) vest at the 33-1/3% rate. As of December 31, 1998, all other restricted stock awards vested at the 20% rate. The Committee has the authority to authorize or to change the vesting schedules.

cash that would otherwise have been payable to the Employee but for the Employee's election to receive Restricted Stock under the Program, or (2) in other cases, not less than the aggregate par value of the shares, which amount in either case is not less than the minimum lawful consideration under Maryland law.

     3. VESTING. The Award shall vest, and restrictions (other than those set forth in Section 6.4 of the Plan) shall lapse, with respect to the portion of the total number of shares (subject to adjustment under Section
6.2 of the Plan) on each of the anniversaries of the Award Date until the Award is fully vested, as reflected in the Vesting Schedule above, subject to earlier termination or acceleration as provided herein or in the Plan.

     4. DIVIDEND AND VOTING RIGHTS. After the Award Date, the Employee shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that cease to be eligible for vesting.

     5. RESTRICTIONS ON TRANSFER. Prior to the time they become vested, neither the shares of Restricted Stock comprising the Award, nor any other rights of the Employee under this Agreement or the Plan may be transferred, except as expressly provided in Sections 1.9 and 4.1 of the Plan. No other exceptions have been authorized by the Committee.

     6.  STOCK CERTIFICATES.

         (a) BOOK ENTRY FORM; INFORMATION STATEMENT POWER OF ATTORNEY. The Corporation shall issue the shares of Restricted Stock subject to the Award in book entry form, registered in the name of the Employee with notations regarding applicable restrictions on transfer. Concurrent with the execution and delivery of this Agreement, the Corporation shall deliver to the Employee a written information statement with respect to such shares, and the Employee shall deliver to the Corporation an executed stock power, in blank, with respect to such shares. The Employee, by acceptance of the Award, shall be deemed to appoint the Corporation and each of its authorized representatives as the Employee's attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

         (b) CERTIFICATES TO BE HELD BY CORPORATION; LEGEND. Any certificates representing Restricted Stock that the Employee may be entitled to receive from the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in an Agreement entered into between the registered owner, The Macerich Partnership L.P. and The Macerich Company. A copy of such Agreement is on file in the office of the Secretary of The Macerich Company, 401 Wilshire Boulevard, Suite 700, Santa Monica, California
    90401."

         (c) DELIVERY OF CERTIFICATES UPON VESTING. Promptly after the lapse or other release of restrictions, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or been released or such lesser number as may be permitted pursuant to
Section 6.5 of the Plan shall be delivered to the Employee or other person entitled under the Plan to receive the shares. The Employee or such other person shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 6.4 of the Plan. The shares so delivered shall no longer be restricted shares hereunder.

     7.  EFFECT OF TERMINATION OF EMPLOYMENT.

         (a) FORFEITURE AFTER CERTAIN EVENTS. Except as provided in Sections 7(c) and 8 hereof, the Employee's shares of Restricted Stock shall be forfeited to the extent such shares have not become vested upon the date the Employee is no longer employed by the Company for any reason, whether with or without cause, voluntarily or involuntarily. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Committee, in its sole and absolute discretion, may make provision in such circumstances for accelerated vesting of some or all of the remaining restricted shares under any Awards held by such employees, effective immediately prior to such event.

         (b) RETURN OF SHARES. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares shall, without payment of any consideration by the Corporation for such transfer, be automatically transferred to the Corporation, without any other action by the Employee, or the Employee's Beneficiary or Personal Representative, as the case may be. The Corporation may exercise its powers under Section 6(a) hereof and take any other action necessary or advisable to evidence such transfer. The Employee, or the Employee's Beneficiary or Personal Representative, as the case may be, and the Operating Partnership shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares to the Corporation.

         (c) TERMINATION WITHOUT CAUSE FOLLOWING CHANGE IN CONTROL EVENT. If the Employee's employment is terminated by the Company other than because of Employee's death or Disability or for Cause, or if the Employee after a Change in Control Event terminates his or her employment for Good Reason, then any portion of the Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan and
Section 11 hereof; provided, however, that in no event shall restrictions on the shares lapse or the shares vest earlier than six months after the date hereof. As used in this Agreement, "Disability" shall mean (1) a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code, (2) the absence of Employee from his or her duties with the Company on a full-time basis for a period of nine months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably), or (3) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include. "Incapacity" as used in this Agreement shall be limited only to a condition that substantially prevents the Employee from performing his or her duties. "Cause" as used in this Agreement shall mean that the Company, acting in good faith based upon the information then known to the Company, determines that the Employee has: (1) failed to perform required job duties in a material respect without proper cause, (2) been convicted of a felony, or (3) committed an act of fraud, dishonesty or gross misconduct which is injurious to the Company. "Good Reason" as used in this Agreement shall mean (1) a materially adverse and significant change in the Employee's position, duties, responsibilities, or status with the Company, (2) a change in the Employee's office location to a point more than 50 miles from the Employee's office immediately prior to a Change in Control, (3) the taking of any action following a Change in Control by the Company to eliminate benefit plans without providing reasonable substitutes therefor, to materially reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits, (4) any reduction in the Employee's base salary, or (5) any material breach by the Company of the written employment contract with Employee, if any.

     8. EFFECT OF DISABILITY, DEATH OR RETIREMENT. If the Employee incurs a Disability or dies while employed by the Company, then any portion of his or her Award that has not previously vested shall thereupon vest, subject to the provisions of Sections 6.4 and 6.5 of the Plan. If the Employee retires from employment by the Company, the Committee may, on a case-by-case basis and in its sole discretion, provide for partial or complete vesting prior to retirement of that portion of his or her Award that has not previously vested.

     9. ADJUSTMENTS UPON SPECIFIED EVENTS. Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 6.2 of the Plan, the Committee shall make adjustments if appropriate in the number and kind of securities that may become vested under an Award. If any adjustment shall be made under Section 6.2 of the Plan or a Change in Control Event shall occur and the shares of Restricted Stock are not fully vested upon such Event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "RESTRICTED PROPERTY" and, for the purposes of this Agreement, "Restricted Stock" shall include "Restricted Property", unless the content otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. Notwithstanding the foregoing, to the extent that the Restricted Property includes any cash, the commitment hereunder shall become an unsecured promise to pay an amount equal to such cash (with earnings attributable thereto as if such amount had been invested, pursuant to policies established by the Committee, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee) at such times and in such proportions as the Restricted Stock would have vested.

     10. POSSIBLE EARLY TERMINATION OF AWARD. As permitted by Section 6.2(b) of the Plan, the Committee retains the right to terminate the Award to the extent not vested upon an event or transaction which the Corporation does not survive. This Section 10 is not intended to prevent vesting of the Award as a result of termination without Cause following a Change in Control Event as provided in Section 7(c) hereof.

     11. LIMITATIONS ON ACCELERATION AND REDUCTION IN BENEFITS IN EVENT OF TAX LIMITATIONS.

     (a) LIMITATION ON ACCELERATION. Notwithstanding anything contained herein or in the Plan or any other agreement to the contrary, in no event shall the vesting of any share of Restricted Stock be accelerated pursuant to
Section 6.3 of the Plan or Section 7(c) hereof to the extent that the Company would be denied a federal income tax deduction for such vesting because of
Section 280G of the Code and, in such circumstances, the restricted shares not subject to acceleration will continue to vest in accordance with and subject to the other provisions hereof.

     (b) REDUCTION IN BENEFITS. If the Employee would be entitled to benefits, payments or coverage hereunder and under any other plan, program or agreement which would constitute "parachute payments," then notwithstanding any other provision hereof or of any other existing agreement to the contrary, the Employee Participant may by written notice to the Secretary of the Corporation designate the order in which such "parachute payments" shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     (c) DETERMINATION OF LIMITATIONS. The term "parachute payments" shall have the meaning set forth in and be determined in accordance with Section 280G of the Code and regulations issued thereunder. All determinations required by this Section 11, including without limitation the determination of whether any benefit, payment or coverage would constitute a parachute payment, the calculation of the value of any parachute payment and the determination of the extent to which any parachute payment would be nondeductible for federal income tax purposes because of Section 280G of the Code, shall be made by an independent accounting firm (other than the Corporation's outside auditing firm) having nationally recognized expertise in such matters selected by the Committee. Any such determination by such accounting firm shall be binding on the Corporation, its Subsidiaries and the Employee.

     12. TAX WITHHOLDING. The entity within the Company last employing the Employee shall be entitled to require a cash payment by or on behalf of the Employee and/or to deduct from other compensation payable to the Employee any sums required by federal, state or local tax law to be withheld with respect to the vesting of any Restricted Stock, but, in the alternative the Employee or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under Section 6.5 of the Plan and rules established by the Committee, to have the entity last employing the Employee withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy any withholding obligations of the Company with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Committee, as the Committee may impose, and shall not be available if the Employee makes or has made an election pursuant to Section 83(b) of the Code with respect to such Award.

     13. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401, to the attention of the Corporate

Secretary and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

     14. PLAN. The Award and all rights of the Employee with respect thereto are subject to, and the Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference, to the extent such provisions are applicable to Awards granted to Eligible Employees. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By the Employee's execution of this Agreement, the Employee agrees to the terms and conditions hereof and of the Plan.

THE MACERICH COMPANY
(a Maryland corporation)


By
  --------------------------
  Richard A. Bayer
  General Counsel & Secretary



THE MACERICH PARTNERSHIP, L.P.
(a Delaware limited partnership)

By: The Macerich Company
    (its general partner)


    By
      ----------------------
      Richard A. Bayer
      General Counsel & Secretary




                                       EMPLOYEE


                                       ----------------------------------
                                               (Signature)


                                       ----------------------------------
                                               (Print Name)


                                       ----------------------------------
                                               (Address)


                                       ----------------------------------
                                               (City, State, Zip Code)

                               CONSENT OF SPOUSE

     In consideration of the execution of the foregoing Restricted Stock Award Agreement by The Macerich Company and The Macerich Partnership L.P., I, __________________, the spouse of the Employee therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


Dated:  _____________, _____.


                                              --------------------------
                                                 Signature of Spouse










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